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                        METROPOLITAN SERIES FUND, INC.

                          MFS Total Return Portfolio

                         Supplement Dated June 1, 2004
                        to Prospectus Dated May 1, 2004

   Effective June 30, 2004, in the section of the prospectus describing the MFS Total Return Portfolio, the second and third paragraphs under "Portfolio Management" are deleted and replaced with the following:

   The Portfolio is managed by a team of portfolio managers, headed by David M. Calabro, an MFS Senior Vice President. The managers of the Portfolio's equity portion are Kenneth J. Enright, Steven R. Gorham and Constantinos G. Mokas, each an MFS Senior Vice President, and Brooks Taylor and Alan T. Langsner, each an MFS Vice President. The managers of the Portfolio's fixed-income portion are Michael W. Roberge, an MFS Senior Vice President, and William J. Adams, an MFS Vice President.

   Mr. Calabro and Mr. Gorham have been employed in the MFS investment management area since 1992; Mr. Enright, since 1986; Mr. Mokas, since 1990; Mr. Roberge and Mr. Taylor, since 1996; Mr. Langsner, since 1999; and Mr. Adams, since 1997.